UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Exhibit 99.2

Form of Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

For the Quarter ended September 30, 2002

Commission File Number 33-4682

CAPITAL BUILDERS DEVELOPMENT PROPERTIES II,

A CALIFORNIA LIMITED PARTNERSHIP

California 77-0111643

State or other jurisdiction I.R.S. Employer

of organization Identification No.

In connection with the accompanying 10-Q of Capital Builders Development Properties II for the quarter ended September 30, 2002, I, Kenneth L. Buckler, Chief Financial Officer of Capital Builders, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such 10-Q for the Quarter ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such 10-Q for the Quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Capital Builders Development Properties II.

___________________

Date

___________________________________

Kenneth L. Buckler

Chief Financial Officer